UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2010
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32721 (Commission File Number)	20-3472415 (IRS Employer Identification Number)

123 West Mills Avenue, Suite 200
 El Paso, Texas 79901
 (Address of principal executive offices)
(915) 534-1400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2010, the Board of Directors of Western Refining, Inc. (“Western” or the “Company”) appointed Jeff Stevens, currently President and Chief Operating Officer of the Company, Chief Executive Officer of the Company, effective immediately, following Paul L. Foster’s decision to relinquish the title of Chief Executive Officer (also effective January 14, 2010).  Mr. Stevens will also continue serving as President of the Company.  Mr. Stevens will serve as President and Chief Executive Officer under the same employment contract in effect for his previous service as Executive Vice President of the Company.  Mr. Stevens’ employment contract is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, and is described in the Company’s most recent definitive proxy statement.

Mr. Stevens, 46, is one of the original founders of Western and has over twenty-five years of refining and marketing experience.  In February 2009, he was appointed Western’s President and Chief Operating Officer, responsible for all aspects of the Company’s operations including the refining, retail, wholesale, and logistics business units.  Previously, he served as Chief Operating Officer of the Company beginning in April 2008, Executive Vice President of the Company beginning in September 2005 and Executive Vice President of a subsidiary of the Company since 2002, responsible for all of Western’s marketing and supply activities.  In his role as President and Chief Executive Officer of the Company, Mr. Stevens will be responsible for all aspects of the Company’s operations including the refining, retail, wholesale, and logistics business units.  For additional biographical information relating to Mr. Stevens as well as descriptions of certain related party transactions between the Company and Mr. Stevens, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2009, as well as Note 18 to the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 9, 2009.

Also effective January 14, 2010, Mr. Foster was appointed Executive Chairman of the Company.  Mr. Foster will also continue to lead Western’s Board of Directors as Chairman of the Board.

A copy of the press release announcing the appointment of Mr. Stevens as the Company’s President and Chief Executive Officer is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, issued January 14, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
	By:	/s/ Gary R. Dalke
		Name:	Gary R. Dalke
Dated: January 14, 2010		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued January 14, 2010.